                                                                    EXHIBIT 4.06


Number                                                                    Shares
                         NANOPIERCE TECHNOLOGIES, INC.
               Incorporated Under the Laws of the State of Nevada

                               $0.0001 Par Value
                                                   ------------------------
                                                   CUSIP 630080 10 9
                                                   ------------------------
                                                   See Reverse for
                                                   Certain Definitions

This Certifies That


is the owner of

   Fully Paid and Non-Assessable $0.0001 Par Value Shares of Common Stock of

                         NANOPIERCE TECHNOLOGIES, INC.

Transferable only on the books of this Corporation in person or by attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned by the transfer agent and registrar.

IN WITNESS WHEREOF, the said Corporation has caused this Certificate to be endorsed by the facsimile signatures of its duly authorized officers and to be sealed with the facsimile seal of the Corporation.

Dated:
                         NANOPIERCE TECHNOLOGIES, INC.

                                      SEAL

                                     NEVADA
/s/ Kristi J. Kampmann                            /s/ Paul H. Metzinger
KRISTI J. KAMPMANN, SECRETARY                     PAUL H. METZINGER, PRESIDENT

Countersigned:
CORPORATE STOCK TRANSFER, INC.
370 17TH STREET, SUITE 2350
DENVER, CO 80202-4614

By ____________________________________
   Transfer Agent Authorized Signature

                         NANOPIERCE TECHNOLOGIES, INC.

                 Transfer Fee $15.00 Per New Certificate Issued

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM-    as tenants in common          UNIF GIFT MIN ACT-        Custodian
TEN ENT-    as tenants by the entireties                            --------------------------------------
JT TEN-     as joint tenants with right                             (Cust)                          (Minor)
            of survivorship and not as                              under Uniform Gifts to Minors
            tenants in common
                                                         Act        --------------------------------------
                                                                                     (State)

Additional abbreviations may also be used though not in the above list.

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PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
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|                                   |
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      FOR VALUE RECEIVED, __________________________________ hereby sell, assign and transfer unto

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PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

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----------------------------------------------------------------------- Shares
of the Common Stock represented by the within Certificate and do hereby irrevocably constitute and appoint

----------------------------------------------------------- Attorney to transfer the said stock on the books of the within-named Corporation, with full power of substitution in the premises.

Dated:_______________ 19___.

                              Signature: X ____________________________________

                              Signature: X ____________________________________

                              NOTICE: The signature(s) to this assignment must correspond with the name(s) as written upon the face of the Certificate in every particular, without alteration or enlargement or any change whatever.

Signature(s) Guaranteed:

By

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION, (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17AD-15.

The Corporation will furnish to any shareholder upon request and without charge a full statement of the designations, preferences, limitations, and relative rights of the shares of each class authorized to be issued, and the variations in the relative rights and preferences between the shares of each series of preferred class, so far as the same have been fixed and determined, and the authority of the board of directors to fix and determine the relative rights and preferences of subsequent series.

                                       2